UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 12, 2003

Atlas Air Worldwide Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25732	13-4146982

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Westchester Avenue, Purchase, New York	10577

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 701-8000
(Former name or former address, if changed since last report)

Atlas Air, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25732	84-1207329

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Westchester Avenue, Purchase, New York	10577

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 701-8000
(Former name or former address, if changed since last report)

This combined Form 8-K is separately filed by Atlas Air Worldwide Holdings, Inc. and Atlas Air, Inc. Information contained herein relating to any individual registrant is filed by such registrant on its behalf. No registrant makes any representation as to information relating to any other registrant.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

The following exhibit is furnished pursuant to Item 12:

Exhibit 99.1 –Audited Consolidated Balance Sheet of Atlas Air Worldwide Holdings Inc. as of December 31, 2002 and the related consolidated statement of operations, stockholders’ equity and cash flows for the year then ended.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Reference is made to the audited financial statements of Atlas Air Worldwide Holdings, Inc. (the “Company”) that are attached hereto as Exhibit 99.1.

* * *

The Company may make forward-looking statements, including, for example, statements about management expectations, strategic objectives, business prospects, anticipated expense savings and financial results, anticipated results of legal proceedings, and other similar matters. These forward-looking statements are not statements of historical facts and represent only the Company’s beliefs regarding future events, which are inherently uncertain. There are a variety of factors, many of which are beyond the Company’s control, which affect its operations, performance, business strategy and results and could cause its actual results and experience to differ materially from the expectations and objectives expressed in any forward-looking statement. These factors include, but are not limited to, the economic environment in general and the air cargo market in particular, changes in air cargo capacity and in demand by the U.S. military, the outcome of restructuring negotiations with the Company’s creditors and lessors, the uncertainties associated with a filing under Chapter 11 of the U.S. Bankruptcy Code and related considerations of approval of a plan of reorganization, pending and future litigation against the Company, the outcome of the Securities and Exchange Commission’s (“SEC”) investigation of the Company, the ability of the Company to satisfy its future financing needs, significant changes in fuel prices and supply, as well as other operating expenses, the ability to maintain collective bargaining agreements on terms satisfactory to the Company, the availability and cost of war risk insurance for the Company and the other risks and uncertainties that may be described from time to time in the Company’s filings with the SEC. The Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date on which any forward-looking statement was made. The reader should, however, consult any further disclosures the Company may make in its reports filed with the SEC.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Air Worldwide Holdings, Inc.

Dated: December 12, 2003	By:	/s/ David W. Lancelot

Senior Vice President & Chief Financial Officer

Atlas Air, Inc.

Dated: December 12, 2003	By:	/s/ David W. Lancelot

Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1 – Audited Consolidated Balance Sheet of Atlas Air Worldwide Holdings, Inc. as of December 31, 2002 and the related consolidated statement of operations, stockholders’ equity, and cash flows for the year then ended.